UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2012 (August 27, 2012)

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (904) 281-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 27, 2012, EverBank Financial Corp (“EverBank” or the “Company”) converted $48,654,065 of cash held in escrow into 4,032,662 shares of the Company’s common stock (the “Shares”). The offering price was based on the trailing ten day volume weighted average price per share of the Company’s common stock as quoted on the New York Stock Exchange through August 27, 2012. Proceeds from the private placement are expected to be used to support future growth in EverBank’s business and for general corporate purposes.

The private placement was made through subscription agreements with certain of the Company’s shareholders (the “Purchasers”), all of whom are accredited investors and former shareholders of Tygris Commercial Finance Group, Inc. (“Tygris”). The Purchasers used cash held in escrow for the purpose of satisfying certain indemnification and other obligations related to EverBank’s acquisition of Tygris to purchase the Shares. As part of the private placement, the escrow arrangements which applied to the escrowed cash were amended to provide that the Shares would remain subject to the escrow, in substantially the same manner as the escrowed cash. Subject to the terms of the escrow, the Shares are expected to be released in 2015.

In connection with the private placement, the Company granted the Purchasers certain registration rights under a Registration Rights Agreement, dated August 27, 2012, by and among the Company and the Purchasers. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold absent registration or an applicable exemption from registration following the release of such Shares from the escrow.

Item 3.02. Unregistered Shares of Equity Securities.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Shares were not registered under the Securities Act, and were issued in reliance upon the exemption from registration for transactions not involving a public offering provided by Regulation D, Rule 506, under Section 4(2) of the Securities Act.

Item 8.01. Other Events.

On August 28, 2012, the Company issued a press release announcing the completion of the private placement. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements & Exhibits.

(d)	Exhibits.

Exhibit No.	Description.

99.1	Press release, dated August 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp (Registrant)

By:	/s/ Thomas A. Hajda
	Name:	Thomas A. Hajda
	Title:	Executive Vice President, General Counsel and Secretary

Dated: August 28, 2012

EXHIBIT LIST

Exhibit No.	Description.

99.1	Press release, dated August 28, 2012